Exhibit 99.2

Second Quarter 2005 Results

Supplemental Information

“Safe Harbor” Statement

Caution Concerning Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words. We wish to take advantage of “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures and presents 2004 results as if Starpower were 100% owned during 2004. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at www.rcn.com.

Second Quarter 2005 Investor Update 2

Overview

Key Takeaways:

1H05 Performance Tracking to Deliver 2005 Objectives

Core customer focus working – bundle rate, ARPC rising in all markets Progress on programming and network cost reductions

Restarting Growth Engine

Focus on revenue and marketing initiatives

Selected capital and operating investments funded by cost savings

Megacable Update

Agenda for Call:

Operational Overview - Pete Aquino, President and CEO Financial Overview - Mike Sicoli, CFO

Strategic Update - Jim Mooney, Executive Chairman Q&A

Second Quarter 2005 Investor Update 3

Highlights

Average Revenue per Customer $102

$100

$97 $96 $95

2Q04 3Q04 4Q04 1Q05 2Q05

Number of Customers

(in thousands)

Average RGU’s per Customer

2.11 2.09 2.07

2.04 2.02

2Q04 3Q04 4Q04 1Q05 2Q05

Bundled Percentage

431 429

425 422

413

2Q04 3Q04 4Q04 1Q05 2Q05

65% 64%

63% 62% 60%

2Q04 3Q04 4Q04 1Q05 2Q05

Second Quarter 2005 Investor Update 4

Highlights by Market

Average Revenue per Customer

Company $129 Average $101 $102 $88

Mature Triple Play Triple Play Emerging Triple Play

Average RGU’s per Customer

2.54 Company Average

2.03 1.94

2.11

Mature Triple Play Triple Play Emerging Triple Play

Customer Penetration of Homes Passed

42% Company Average

27% 29%

18%

Duopoly Mature Overbuilder Emerging Market

Bundled Percentage

86% Company Average

64% 65% 56%

Mature Triple Play Triple Play Emerging Triple Play

Second Quarter 2005 Investor Update 5

Capital Expenditures

Infrastructure – Investing in the future

Completion of Chicago Motorola overlay (adding HD & DVR capabilities)

Began “All Digital” conversion process

Success Based

Fulfilling customer needs with DVRs, HD, and Digital CPE

Support Systems

Planning for systems upgrades to continue lead on product integration & flexibility

Infrastructure Success Based Support Systems $9.1 $8.1 $7.4 $7.9 $7.0 $7.0

$3.3 $2.9 $2.6 $1.6 $0.7 $0.3 $0.8 $0.7

2Q04 3Q04 4Q04 1Q05 2Q05 $14.6M $11.6M $21.7M $11.4M $11.5M

Second Quarter 2005 Investor Update 6 $11.4

Growth Initiatives

Footprint Expansion

Investing in new HP and / or upgrades in 2005 and 2006

Targeted spending in Sales & Marketing

Telesales Retention DSR Branding

Adding new on-net buildings for “RCN Business Solutions”

Asset Rationalization

Sold or churned out targeted off-net units

Microwave

In discussions on:

Dial-up sale LA

Emerging Business development

Second Quarter 2005 Investor Update

Innovation & Packages

Multi-cultural marketing & new premium packaging

New regional sports deals (Washington Nationals / MSG / Bay Area)

Technology leap in Chicago

Building a better movie library

Continued evaluation of wireless and VOIP

7

Cost Improvement

Tactical Cost Reductions

Renegotiated 4 Programming Agreements

Current and predictable cost improvements

Dramatically improved offer flexibility

Consolidated Pennsylvania headends

Closing three corporate facilities

Centralized Telesales & Tier 2 Customer Service

Reduced headcount year over year by 427-total employees are 2,055 at the end of the second quarter

Long-term Process Improvement

Business Process Initiatives

Work Force Automation

Business Simplification

Web Self-Care

Subleasing of excess real estate

Continued improvement on network costs

Renegotiated support/service contracts for major network/backoffice elements

Rationalize IT systems to reduce support costs and efficiencies

Second Quarter 2005 Investor Update 8

Revenue Trends

Core Residential Revenue

($ in millions)

$128.1 $123.5 $126.9 $1.2 $1.9 $1.3 $23.9 $26.8 $27.4

$60.6 $61.7 $63.8

$37.8 $36.4 $35.7

2Q04 1Q05 2Q05

Voice Video Data Other

Commercial Revenue

($ in millions)

$6.7 $6.4 $6.1

2Q04 1Q05 2Q05

Other Residential Revenue (1) Total Revenue

($ in millions) ($ in millions)

$141.4

$10.8 $140.8 $7.5 $140.5 $6.7

2Q04 1Q05 2Q05 2Q04 1Q05 2Q05

1. Other residential revenue includes dial-up, reciprocal compensation and RCNE revenue

Second Quarter 2005 Investor Update 9

Key Financial Trends

Direct Cost Sales, General & Administrative

($ in thousands) ($ in thousands) $60,000 $80,000

% of Revenue % of Revenue $75,000

37% 50% $55,000

36% 36% $70,000 45% 45% $50,000 $65,000

$45,000 $60,000

$55,000 $40,000

2Q04 1Q05 2Q05 2Q04 1Q05 2Q05

EBITDA Free Cash Flow

($ in thousands) ($ in millions) $40,000

% of Revenue 1H 2005 $35,000

18% 18% EBITDA $45.5 $30,000

14% Capital Expenditures (22.9) $25,000

Net Interest paid (12.7) $20,000 Change in Working Capital & Other (9.1) $15,000 Free Cash Flow $0.8 $10,000 2Q04 1Q05 2Q05

Second Quarter 2005 Investor Update 10

Cash Flow & Liquidity

Cash & Short Term Investments Debt / Net Debt

($ in millions) ($ in millions)

Debt Net Debt

$171 $170 $164

$494 $494 $494

$330 $324 $323

4Q04 1Q05 2Q05 4Q04 1Q05 2Q05

Leverage Ratio (1) Interest Coverage Ratio (1)

Debt/ EBITDA Net Debt / EBITDA

6.5x

5.8x 6.2x

1.7x

4.3x 1.3x 3.7x 4.0x

0.8x

4Q04 1Q05 2Q05 4Q04 1Q05 2Q05

(1) Calculated on a trailing 12 month basis

Second Quarter 2005 Investor Update 11

2005 Outlook

Previous Current Customers 410,000 - 420,000 Approximately 400,000 Revenue $555M - $565M $555M - $565M EBITDA $70M - $80M $75M - $85M Capital Expenditures $75M - $80M $75M - $80M

Second Quarter 2005 Investor Update 12

Megacable Update

MEGACABLE, S.A. DE C.V. AND SUBSIDIARIES
CONDENSED FINANCIAL RESULTS (UNAUDITED) AND SELECTED METRICS

Income Statement
($ in millions)

	2004	2003
Revenues	$ 186.2	$ 153.5
Cost of Service	72.1	47.4
SG&A	31.2	34.5
Depreciation and amortization	14.5	13.4
Amortization of deferred credit from acquired tax benefits	(9.6)	(13.6)
Operating income	**78.0**	**71.8**
Net interest income	3.4	1.7
Income tax provision	11.4	22.7
Other (Income) / Expense	12.2	0.8
Net income	**$ 57.8**	**$ 50.0**

Key Metrics
(subscriber metrics in thousands, $ in millions)

	2004	2003
Homes passed	2,100	1,992
Video subscribers	558	509
Data subscribers	153	126
EBITDA (1)	$ 82.9	$ 71.6
EBITDA Margin	45%	47%

Balance Sheet
($ in millions)

	2004	2003
Cash and equivalents	$82.1	$58.5
Current assets	32.0	38.4
Property, plant and equipment	109.8	104.0
Intangibles	56.0	60.1
Other long term assets	40.2	17.1
Total Assets	**320.1**	**278.1**
Current liabilities	54.6	54.1
Long term debt	3.9	9.0
Deferred income tax	26.5	30.1
Other long term liabilities	4.6	14.1
Total liabilities	89.6	107.3
Minority interest	4.4	2.7
Stockholders equity	226.1	168.1
Total Liabilities and Stockholders Equity	**$320.1**	**$278.1**

(1) For comparative purposes, RCN defines Megacable, S.A. de C.V. EBITDA as Operating Income, plus depreciation and amortization, plus amortization of deferred credit from acquired tax benefits.

RCN Connect to something more™
Second Quarter 2005 Investor Update
13

2005 Strategy Update

Strategic Initiatives

Infrastructure
- Cost & Expense Reductions
  - Real Estate
  - Optimize Network Costs
  - Maintenance
- OSS Upgrades
- VOD/SVOD/HD Growth

Operational Efficiencies
- Customer Retention Strategy
- Capital Playbook
- Customer Care
- Rationalize Programming

Revenue/Market Expansion
- Sales Compensation
- Telesales Investment
- Commercial Expansion
- Penetration Economics
- Innovate Products & Services
- VOIP & Wireless
- Competitive Attack

Capital Structure
- Footprint rationalization
- Other M&A considerations Megacable

Expected Results

Strategic Partnerships and Business Development
Stronger Competitive Position
Commercial Business Development
Improved Leverage and Margin Contribution
M&A Activity, Invest/Divest Decisions

ACCELERATING REVENUE & PROFITABILITY GROWTH

RCN Connect to something more
Second Quarter 2005 Investor Update
14

2005 Execution Scorecard – 1H Update

Actions	Progress
➢ Reduce Costs/Improve Efficiencies	• Direct Costs / SG&A down 1H05 vs. 1H04 • Dropped 4 networks, repositioned 4 networks
➢ Margin Expansion	• EBITDA margin up 1H05 vs. 1H04
➢ Cash Flow Generation	• Positive Free Cash Flow 1H05
➢ Capital Efficiency	• <$500 cost per home passed
➢ Packaged Offerings	• Total Communications Solution • International / Regional Sports Packages
➢ Revenue/Market Expansion	• Initiated build out-program
➢ Re-brand Company	• Complete
➢ New Product Introductions	• HDTV/VOD in Chicago • Mega Modem Lite in Boston
➢ Rationalize Asset Portfolio	• Non-core asset sales underway
➢ Drive Commercial Opportunity	• 8% y-o-y revenue growth; 4% q-o-q

RCN Connect to something more
Second Quarter 2005 Investor Update
15

Summary

Performing Consistently to Achieve 2005 Objectives

Improving core customer metrics

Progress in streamlining cost structure

Continuing to differentiate Total Communications service offering

Second-Half Focus on Restarting Growth Engine

Revenue, marketing, selected investment initiatives to:

Deepen market penetration

Increase bundle rate

Continued cost streamlining to expand profitability

Lower costs

Excellent Growth Prospects

Significant residential penetration

Untapped Commercial growth opportunity

Attractive Asset Base

Megacable

Non-core assets

Second Quarter 2005 Investor Update 16